CAPITAL WORLD BOND FUND, INC.
              333 South Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 o Fax (213) 486-9455



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $19,751
------------------ --------------------------------
------------------ --------------------------------
Class B            $755
------------------ --------------------------------
------------------ --------------------------------
Class C            $520
------------------ --------------------------------
------------------ --------------------------------
Class F            $740
------------------ --------------------------------
------------------ --------------------------------
Total              $21,766
------------------ --------------------------------
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Class 529-A        $130
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $27
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $51
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $8
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $3
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $8
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $16
------------------ --------------------------------
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Class R-3          $12
------------------ --------------------------------
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Class R-4          $0
------------------ --------------------------------
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Class R-5          $535
------------------ --------------------------------
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Total              $790
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Item 73A1 and 73A2
------------------
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3764
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3677
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.4903
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4986
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3487
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3510
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4385
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4875
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3736
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3816
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4430
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.5045
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5491
-------------------- -------------------------------------------

Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            45,003
------------------ ----------------------------------
------------------ ----------------------------------
Class B            3,065
------------------ ----------------------------------
------------------ ----------------------------------
Class C            2,567
------------------ ----------------------------------
------------------ ----------------------------------
Class F            3,225
------------------ ----------------------------------
------------------ ----------------------------------
Total              53,860
------------------ ----------------------------------
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Class 529-A        513
------------------ ----------------------------------
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Class 529-B        145
------------------ ----------------------------------
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Class 529-C        269
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        41
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        19
------------------ ----------------------------------
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Class R-1          45
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          158
------------------ ----------------------------------
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Class R-3          106
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          13
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          1,351
------------------ ----------------------------------
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Total              2,660
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $18.37
----------------------- -------------------------
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Class B                 $18.27
----------------------- -------------------------
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Class C                 $18.22
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Class F                 $18.31
----------------------- -------------------------
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Class 529-A             $18.41
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----------------------- -------------------------
Class 529-B             $18.32
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Class 529-C             $18.32
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Class 529-E             $18.35
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----------------------- -------------------------
Class 529-F             $18.36
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $18.32
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $18.32
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $18.32
----------------------- -------------------------
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Class R-4               $18.40
----------------------- -------------------------
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Class R-5               $18.38
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